INSIGHT ENTERPRISES, INC.
Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Insight Enterprises, Inc. (the “Company”) for the quarter ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jack Azagury, Chief Executive Officer of the Company, and James A. Morgado, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jack Azagury
Jack Azagury
Chief Executive Officer
May 7, 2026

By:	/s/ James A. Morgado
James A. Morgado
Chief Financial Officer
May 7, 2026